                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

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    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         June 18, 1997
                                                 -------------------------------


                                   HELISYS, INC.
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              (Exact Name of Registrant as Specified in Charter)


             Delaware                    0-27286                95-4552813
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     (State or Other Jurisdiction      (Commission            (I.R.S. Employer
            of Incorporation)          File Number)          Identification No.)


             24015 Garnier Street, Torrance, California            90505
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             (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code        (310) 891-0600
                                                   ----------------------------


                                   Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Item 4.     Changes in Registrant's Certifying Accountant.

     On June 18, 1997, the Board of Directors of Helisys, Inc., a Delaware corporation (the "Company") dismissed Arthur Andersen LLP as the Company's auditors.

     The Company believes that there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure or any reportable event. Arthur Andersen LLP's reports on the financial statements for the fiscal years ending July 31, 1995 and July 31, 1996, respectively, contained no adverse opinions or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.


Item 7.     Financial Statements and Exhibits

       (a)  Not applicable.
       (b)  Not applicable.
       (c)  Exhibits.  The following exhibits are filed as part of this report:

            Exhibit Number      Description

               16.1 Letter from Arthur Andersen LLP on changes in certifying accountant*
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* To be filed by amendment.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HELISYS, INC.



Date:  June 24, 1997                By:  /s/ DAVE T. OKAZAKI
                                         ---------------------------
                                         Dave T. Okazaki
                                         Chief Financial Officer

                                 EXHIBIT INDEX

                                                                                 Sequentially
Exhibit Number                            Description                            Numbered Page
--------------                            -----------                            -------------
16.1                Letter from Arthur Andersen LLP on changes in certifying
                    accountant*

----------------
* To be filed by amendment.